                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 30, 2003

                               WORLD AIRWAYS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-26582                 94-1358276
   (State of Incorporation)     (Commission File Number)       (IRS Employer
                                                             Identification No.)

                                  HLH Building
                                 101 World Drive
                          Peachtree City, Georgia 30269
                    (Address of principal executive offices)

                                 (770) 632-8000
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

   EXHIBIT             DESCRIPTION
   -------             -----------

     99.1        Press Release dated April 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE. (Information reported under this Item 9 is furnished pursuant to Item 12).

     The following disclosure is being furnished pursuant to Item 12 of Form 8-K ("Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission ("SEC") in SEC Release No. 33-8216.

     Notes: (1) The disclosure assumes that no "non-GAAP financial measures" are included in the press release. (2) The location of the presentation may change depending on whether the SEC changes the EDGAR system prior to the issuance of the earnings release to accommodate Item 12 disclosures.

     On April 30, 2003, the Registrant issued a press release ("Press Release") announcing its financial results for the quarter ended March 31, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1.

                               WORLD AIRWAYS, INC.
                            STATEMENTS OF OPERATIONS
                      THREE MONTHS AND YEAR ENDED MARCH 31,
                (IN THOUSANDS EXCEPT PER SHARE & BLOCK HOUR DATA)
                                   (UNAUDITED)

                                                                    THREE MONTHS ENDED MARCH 31,
                                                          --------------------------------------------------
                                                                             BETTER (WORSE)
                                                             2003          2002          DIFF          %
                                                             ----          ----          ----         ---
OPERATING REVENUES
     FLIGHT OPERATIONS ...............................    $ 123,277     $  87,616     $  35,661      40.7%
     ALL OTHER .......................................          366           423           (57)    -13.5%
                                                          ---------     ---------     ---------
        TOTAL OPERATING REVENUE ......................      123,643        88,039        35,604      40.4%
OPERATING EXPENSES
     FLIGHT ..........................................       34,432        25,223        (9,209)    -36.5%
     MAINTENANCE .....................................       23,220        10,289       (12,931)   -125.7%
     AIRCRAFT COSTS ..................................       21,896        21,166          (730)     -3.4%
     FUEL ............................................       21,361        12,177        (9,184)    -75.4%
     FLIGHT OPERATIONS SUBCONTRACTED TO OTHER CARRIERS           92           509           417      81.9%
     COMMISSIONS .....................................        4,659         4,083          (576)    -14.1%
     DEPRECIATION & AMORTIZATION .....................        1,472         1,189          (283)    -23.8%
     SALES, GENERAL & ADMINISTRATIVE .................        8,848         7,151        (1,697)    -23.7%
                                                          ---------     ---------     ---------
        TOTAL OPERATING EXPENSES .....................      115,980        81,787       (34,193)    -41.8%

OPERATING INCOME .....................................        7,663         6,252         1,411      22.6%

OTHER INCOME (EXPENSE)
     INTEREST EXPENSE ................................       (1,234)       (1,177)          (57)     -4.8%
     INTEREST INCOME .................................           97           135           (38)    -28.1%
     OTHER, NET ......................................           89          (282)          371     131.6%
                                                          ---------     ---------     ---------
        TOTAL OTHER, NET .............................       (1,048)       (1,324)          276      20.8%
                                                          ---------     ---------     ---------

NET EARNINGS .........................................    $   6,615     $   4,928     $   1,687      34.2%
                                                          =========     =========     =========

BASIC EARNINGS PER SHARE:
     NET EARNINGS ....................................    $    0.60     $    0.45     $    0.15     -33.3%
                                                          =========     =========     =========
     WEIGHTED AVERAGE SHARES OUTSTANDING .............       11,078        10,921           157       1.4%

DILUTED EARNINGS PER SHARE:
     NET EARNINGS ....................................    $    0.47     $    0.37     $    0.10     -27.0%
                                                          =========     =========     =========
     WEIGHTED AVERAGE SHARES OUTSTANDING .............       15,750        15,482           268       1.7%



REVENUE BLOCK HOURS ..................................       12,056         8,701         3,355      38.6%


                           SELECTED BALANCE SHEET DATA
                                 (IN THOUSANDS)

                                                 March 31,         December 31,
                                                    2003               2002
                                                (unaudited)
                                               ---------------    --------------

CASH AND CASH EQUIVALENTS                         $ 16,828           $ 21,504
TOTAL ASSETS                                       123,668            117,262
TOTAL LIABILITIES INCLUDING DEBT                   145,875            146,129
TOTAL SHAREHOLDERS' DEFICIENCY                     (22,207)           (28,867)


N.M. NOT MEANINGFUL

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORLD AIRWAYS, INC.

                                 (Registrant)

                                 By:      /s/ Gilberto M. Duarte, Jr.
                                      -----------------------------------------
                                      Name:        Gilberto M. Duarte, Jr.
                                           ------------------------------------
                                      Title:       Chief Financial Officer
                                            -----------------------------------


Date: May 2, 2003

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